Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
15. Subsequent Events

The Company entered into a two-year service agreement with Equinix Operating Co., Inc. (“Equinix”) whereby Equinix will provide certain products and services to the Company from January 2013 to January 31, 2015.  Pursuant to the service agreement, the Company has agreed to pay monthly recurring fees in the amount of $8,450 as well as nonrecurring fees totaling $9,700.  The agreement will automatically renew for additional service terms of twelve months unless terminated earlier by either party.

On January 11, 2013, the Company obtained a Letter of Credit from JP Morgan Chase Bank, N.A. in the amount of $200,000, in favor of HP. This letter will expire on January 31, 2014.

On January 31, 2013, the Company entered into a severance and general release agreement with Darrell Lerner.  Pursuant to this agreement, the Company granted 150,000 restricted shares of common stock to Mr. Darrell Lerner, having a fair value of $124,500, that will vest upon the earlier of (i) the tenth anniversary of the grant date; (ii) a change in control; (iii) on Mr. Darrell Lerner’s termination of service without “cause”; or (iv) the date of Mr. Darrell Lerner’s termination of service due to the Company’s nonrenewal of the consulting agreement without “cause”.

On January 31, 2013, the Company entered into a three-year consulting agreement with Darrell Lerner.  Pursuant to the consulting agreement, Mr. Darrell Lerner has agreed to provide consulting services relating to assisting and advising the Company on legal, financial and other matters for which Mr. Darrell Lerner has knowledge that pertains to the Company.  During the consulting period, the Company will pay Mr. Darrell Lerner a monthly consulting fee of $25,000 during the first two years of the agreement and $30,000 per month from February 1, 2015 until the termination of the consulting agreement.  As additional compensation for his consulting services, Mr. Darrell Lerner’s previous restricted stock awards will continue to vest as provided in the underlying award agreements as long as Mr. Darrell Lerner continues to provide services under the consulting agreement; provided, however that the awards shall immediately become fully vested upon the date the Company terminates the consulting agreement without “cause” or the date of Mr. Darrell Lerner’s termination of service due to the Company’s nonrenewal of the consulting agreement without “cause”.

On January 31, 2013, the Company entered into a subscription agreement with DCL Ventures, Inc. and Darrell Lerner.  Pursuant to the terms and subject to the conditions set forth in the agreement, the Company agreed to purchase shares of DCL Ventures, Inc. common stock, $0.0001 par value, at a purchase price per share equal to the lowest price per share paid by investors in the initial third party sale for an aggregate purchase price of $50,000, subject to the occurrence of certain conditions at closing. The consummation of the initial investment shall take place simultaneously with, or promptly after, the closing of the initial third party sale; provided, that if the initial third party sale occurs on or before March 31, 2013, the initial closing shall take place no later than March 31, 2013; and (ii) the Company agrees to purchase additional shares of common stock for an aggregate purchase price of $150,000.  The Company can require DCL Ventures, Inc. or Mr. Darrell Lerner to repurchase the secondary shares from the Company if, at any time prior to the thirty month anniversary of the date of the secondary closing, Mr. Darrell Lerner is not a stockholder, employee, or member of the board of directors of the Company.